[EXHIBIT 10.1]

		INDEPENDENT AUDITORS' CONSENT



To the Stockholders of
Am Build, Inc.
Toronto, Ontario Canada


	We consent to the incorporation by reference in this Registration Statement of Am Build, Inc. on Form 10-SB of our reports dated October
7, 2002 of Am Build, Inc. for the years ended August 31, 2002, and to the reference to us under the heading "Experts."





/s/ Rotenberg & Company, LLP


Rotenberg & Company, LLP
Rochester, New York
March 27, 2003